RELATED PARTY TRANSATIONS	6 Months Ended
Jun. 30, 2011
Notes to Financial Statements
RELATED PARTY TRANSATIONS

9         RELATED PARTY TRANSATIONS

Related-Party Payables

Related party payables represent balances in accounts payable that are owed to directors and shareholders. These payables are primarily for unreimbursed travel and entertainment expenses incurred on behalf of the Company. The respective parties have agreed to defer these payables, interest-free, until a time at which the Company has raised sufficient capital.

Accrued Wages

Due to capital restraints, management has deferred certain of their monthly salaries until capital is available. Although there are no employment agreements, the Chief Executive Officer earns $15,000 per month; The Chief Operating Officer earns $10,000 per month; the Executive Vice President of Business Development earns $8,000 per month; the Executive Vice President of Engineering earns $8,000 per month, and the Vice President of Administration earns $8,000 per month.

Shareholder Loans

From time to time, the four founding directors loaned money to the Company for general operating capital. These loans are repaid to the respective directors when additional capital is raised. Due to the short-term nature of these loans, the officers/directors agreed that they would not be interest bearing, and are due upon demand. Shareholder loans are included in notes payable to related parties on the accompanying balance sheet. Net proceeds from shareholder loans during the six-months ended June 30, 2011 were $42,061.